                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  January 14, 1997
                            (December 27, 1996)

                        Ames Department Stores, Inc.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-5380                                     04-2269444
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

               2418 Main Street
           Rocky Hill, Connecticut                          06067-0801
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (860) 257-2000
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)


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     Item 5:   OTHER EVENTS
               ------------

                    Ames Department Stores, Inc. (the "Company") entered
               into an agreement on December 27, 1996 with BankAmerica Business Credit, Inc., as agent, and a syndicate consisting of seven other banks and financial institutions, for a secured revolving credit facility of up to $320 million (the "New Facility"). The New Facility has a sublimit of $100 million for letters of credit. A copy of the New Facility is attached as Exhibit 10 and is incorporated by reference herein.

                    Management believes that the New Facility contains
               terms, covenants and interest rates that are generally more favorable than those in the credit agreement in effect since June, 1994. The New Facility expires on June 30, 2000.

                    As a result of the refinancing, the Company is expected
               to report, in the fourth quarter of the fiscal year ending January 25, 1997 ("Fiscal 1996"), a non-cash extraordinary charge of approximately $1.3 million, net of tax benefits, relating to the extinguishment of debt.

     Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               ---------------------------------------------------------
               EXHIBITS
               --------

               Exhibit 10 Credit Agreement, dated as of December 27, 1996, among BankAmerica Business Credit, Inc., as Agent, the lenders party thereto and Ames Department Stores, Inc. and certain of its subsidiaries




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMES DEPARTMENT STORES, INC.
                                   ----------------------------
                                             Registrant



     Dated:  January 14, 1997      By:  /s/ Joseph R. Ettore
                                        ------------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer


     Dated:  January 14, 1997      By:  /s/ John F. Burtelow
                                        ------------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer



     Dated:  January 14, 1997      By:  /s/ Gregory D. Lambert
                                        ------------------------------
                                        Gregory D. Lambert
                                        Senior Vice President, Finance





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                                INDEX TO EXHIBITS


     Exhibit No.                   Exhibit                  Page No.
     -----------                   -------                  --------


          10     Credit Agreement, dated as of December 27,     5
                 1996, among BankAmerica Business Credit,
                 Inc., as Agent, the lenders party thereto and Ames Department Stores, Inc. and certain of its subsidiaries








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